                                                                    EXHIBIT 10.7

                     ADDITION TO SALE OF BUSINESS AGREEMENT

                  That was agreed to and signed on May 6, 2002

                                     Between

                      MARNETICS BROADBAND TECHNOLOGIES LTD.
                             Company No. 52-004389-4
                                 12 Hayesira St.
                            Industrial Area, Ra'anana

                           (henceforth: the "Company")

                                       and

                   IDAN MILLENIUM INVESTMENTS AND ASSETS LTD.
                                 Moshav Batsara

                          (henceforth: the "Purchaser")


WHEREAS On June 10, 2001 an agreement was signed between the Company and the Purchaser, regarding the sale of the electronic activities of the Company to the Purchaser (henceforth: the "Sale of Business Agreement");

AND WHEREAS    The sides ask to amend the terms of the Sale of Business
               Agreement in the manner stated in this Agreement;

AND WHEREAS    The sides agree that, except for the terms of the Sale of
               Business Agreement which are specifically changed in this agreement, the remaining terms in the Sale of Business Agreement remain in force and obligate both parties in every detail, also after the signing of this Agreement;

ACCORDINGLY IT IS SWORN, WARRANTED, AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.     INTRODUCTION

1.1 The introduction of this Agreement will be an inseparable part of the agreement and will be understood to be part of its conditions.

1.2 The titles of the sections of this Agreement are for ease of reading alone and have no bearing on the understanding of this Agreement or any of its sections.

1.3 There is nothing in this Agreement that alters the Sale of Business Agreement, unless specifically stated otherwise in this Agreement. In order to remove any doubt, it is stated that the terms of the Sale of Business Agreement are in force and binding, unless specifically changed in this Agreement.

1.4 From the date of signature of the sides to this Agreement, this Agreement will be considered an inseparable part of the Sale of Business Agreement.

1.5 The following phrases used in this Agreement will be understood as follows:

       "STRIKOVSKY"               Mr. Dov Strikovsky;

       "INDEMNITY AGREEMENT"      Indemnity Agreement, including its appendices,
                                  from June 30, 2001, between the Company and its shareholders and Strikovsky;

       "THE ENTRUSTED SHARES"     300,000 regular shares of the company, which
                                  are owned by Strikovsky and held in trust by Advocate Menachem Gorman (henceforth: the
                                  "Trustee"), in accordance with the Indemnity
                                  Agreement;

2.     THE REMUNERATION

       Section 6.2 of the Sale of Business Agreement will be replaced by:

       "The remuneration paid will be paid by the Purchaser starting from February 1, 2002 and will be paid in 25 monthly payments, regularly and one after the other. Each of the monthly payments during the year of 2002, specifically until and including December 1, will be in the amount of 30,000 NIS. The remaining payments will be in the amount of 155,000 NIS (henceforth: the "Monthly Payments" or the "Monthly Payment", as appropriate). The Monthly Payments will be linked to the consumer price index in a manner that means that the payments will be adjusted according to the last known consumer price index at the moment of payment, in relation to the known consumer price index at the time of this signature."

3.     SECURITIES AND CONDITIONS TO THEIR IMPLEMENTATION

3.1 To secure the obligations of the Purchaser in the Sale of Business Agreement and in this addition, and without detracting from the terms of
       Section 10 in the Activity Sale Agreement, it is agreed between the parties that if the Purchaser misses the deadline for more than one payment, in full or partially, (henceforth: "The Breach"), the Company will have the right, but not be required, to order the Trustee to sell to third parties up to 75,000 company shares of the entrusted shares, as required to fully cover the remainder of the remuneration still owed to the Company (henceforth: the "Sold Shares"), in full coordination with Mr. Dov Strikovsky.

3.2 With the sale of the Sold Shares, the trustee will transfer the remuneration, reduced by the cost of the sale, including all relevant taxes, to the Company, and this will be credited against the remaining remuneration still due. In order to remove all doubt, it is stated that if the value of the Sold Shares which is transferred to the Company is less than the remaining remuneration owing to the Company, the Purchaser will immediately pay the remaining remuneration due.

3.3 The Company will have the right to order the Trustee to sell up to 75,000 of the entrusted shares, all or part of them, only after serving notice to the Purchaser and Strikovsky notice regarding the Breach, and if the Breach is not remedied within seven business days from the date of serving notice.

4. In all cases of contradiction between the terms of this Agreement and the Indemnity Agreement and/or the terms of the Sale of Business Agreement, the sides will be obligated by the terms of this Agreement.




                   In witness hereof the parties signed below



/s/ Dov Strikovsky                             /s/ Menachem Reinschmidt
---------------------------------              ---------------------------------
Dov Strikovsky                                 Menachem Reinschmidt
Idan Millenium Investments
and Assets Ltd.
                                               /S/ David Sheetrit
                                               ---------------------------------
                                               David Sheetrit

                                               Marnetics Broadband
                                               Technologies Ltd.



I hereby agree that the Company shares owned by me, which are being held in trust by Advocate Menachem Gorman, will be used, in addition to all that is stated in the Indemnity Agreement, as a security against the monthly payments to which the Purchaser has obligated himself in the Sale of Business Agreement, as described in Section 3.



/s/ Dov Strikovsky
---------------------------------
Dov Strikovsky